Exhibit 99.1


                         Abraxas Petroleum Corporation
           500 N. Loop 1604 East, Suite 100, San Antonio, Texas 78232
                 P.O. Box 701007, San Antonio, Texas 78270-1007
                Office: 210.490.4788 Exec/Acctg Fax: 210.490.8816

                                  NEWS RELEASE

            Abraxas Reports Fourth Quarter and Full-Year 2004 Results

SAN ANTONIO (March 23, 2005) - Abraxas Petroleum Corporation ("Abraxas") (AMEX:ABP) today reported financial and operating results for the fourth quarter and year-ended December 31, 2004. As a result of the Grey Wolf Exploration Inc. ("Grey Wolf") initial public offering ("IPO") that closed on February 28, 2005, the information herein represents financial and operating results from operations in the U.S. only as all of Grey Wolf's historical performance is treated as a discontinued operation.

Production of 5.8 Bcfe for the year generated revenues of $33.9 million and net income of $7.8 million or $0.22 per share from continuing operations. This compares to a net loss from continuing operations of $14.1 million or $0.40 per share for the prior year ended December 31, 2003. Abraxas posted net income of $17.0 million ($0.47 per share) in the fourth quarter of 2004 compared to a loss of $3.4 million ($0.10 per share) in the same quarter of 2003 from continuing operations. The net income in the fourth quarter of 2004 (and full-year 2004) included a $12.6 million gain on redemption of debt booked as a result of the refinancing completed in October of 2004 and an income tax benefit of $6.1 million related to the gain on the sale of the Grey Wolf shares that Abraxas owned. The actual gain on the sale of the Grey Wolf shares will be booked in the first quarter of 2005 and will include a similar income tax expense of $6.1 million.

The most significant items related to 2004 results included:

     o Restricted capital spending of $9.3 million during 2004, over half of which was spent in the fourth quarter, compared to $9.2 million in 2003;
     o   Daily production rates declined a modest 6% amid capital restrictions;
     o   Realized price per Mcfe of $5.72 in 2004 compared to $4.82 in 2003;
     o   Global refinancing completed in October; and
     o   Preparation for expanded budget in 2005.

Subsequent to year-end, as a result of the secondary shares sold by Abraxas in the Grey Wolf IPO, outstanding indebtedness under Abraxas' $25 million bridge loan was reduced to approximately $5 million.

"For Abraxas, 2004 was a year of preparation - for a stronger balance sheet and an expanded capital budget. So far, in 2005, we have significantly reduced the leverage on our balance sheet to a manageable level through the Grey Wolf IPO, and kicked off our capital development program with 6 wells in various stages of drilling and completion," commented Bob Watson, Abraxas' President and CEO.

Abraxas invites your participation in a conference call on Thursday, March 24th, at 10:00 a.m. CT to discuss the contents of this release and respond to questions. Please call 1.800.500.0177 between 9:50 a.m. and 10:00 a.m. CT, confirmation code 764281, if you would like to participate in the call. There will be a replay of the conference call available by calling 1.888.203.1112, confirmation code 764281, beginning approximately 1:00 p.m. CT, March 24th, through midnight CT, March 31st.

Abraxas Petroleum Corporation is a San Antonio based crude oil and natural gas exploitation and production company with operations in Texas and Wyoming.

Safe Harbor for forward-looking statements: Statements in this release looking forward in time involve known and unknown risks and uncertainties, which may cause Abraxas' actual results in future periods to be materially different from any future performance suggested in this release. Such factors may include, but may not be necessarily limited to, changes in the prices received by Abraxas for crude oil and natural gas. In addition, Abraxas' future crude oil and natural gas production is highly dependent upon Abraxas' level of success in acquiring or finding additional reserves. Further, Abraxas operates in an industry sector where the value of securities is highly volatile and may be influenced by economic and other factors beyond Abraxas' control. In the context of forward-looking information provided for in this release, reference is made to the discussion of risk factors detailed in Abraxas' filing with the Securities and Exchange Commission during the past 12 months.

FOR MORE INFORMATION CONTACT:
Barbara M. Stuckey/Director of Corporate Development
Direct Telephone 210.757.9835
Main Telephone 210.490.4788
bstuckey@abraxaspetroleum.com
www.abraxaspetroleum.com


                          ABRAXAS PETROLEUM CORPORATION
                          QUARTER AND YEAR-END RESULTS


                                                            Three Months Ended                Twelve Months Ended
(In thousands except per share data)                           December 31,                       December 31,
                                                      --------------------------------    -----------------------------
                                                           2004              2003            2004            2003
                                                      ---------------    -------------    ------------      -----------

Financial Results:
-----------------------------------------------------
Revenues                                                     $ 9,153          $ 7,187        $ 33,854         $ 30,380
EBITDA (a)                                                     5,707            3,843          19,490           17,434
Cash Flow (Before Working Capital Changes) (a)                 2,148            2,513          10,099            9,291
Net Income (Loss) from continuing operations                  17,025           (3,431)          7,844         (14,104)
Income (Loss) Per Share from continuing operations
   - Basic                                                      0.47            (0.10)           0.22           (0.40)
Weighted Average Shares Outstanding                             36.3             35.8            36.2             35.4

Production Per Day:
-----------------------------------------------------
Crude Oil (Bbl/d)                                                595              605             602              603
NGL (Bbl/d)                                                       24               27              24               26
Natural Gas (Mcf/d)                                           11,100           13,413          12,030           13,098
Mcfe/d                                                        14,815           17,203          15,789           16,872

Realized Prices (net of hedge impact):
-----------------------------------------------------
Crude Oil ($/Bbl)                                             $46.81           $29.99          $40.12          $ 30.43
NGL ($/Bbl)                                                    31.27            21.32           26.32            20.46
Natural Gas ($/Mcf)                                             6.14             4.29            5.45             4.77
Price per Mcfe                                                  6.53             4.43            5.72             4.82

Expenses:
-----------------------------------------------------
Lease Operating ($/Mcfe)                                       $1.36            $1.23           $1.48            $1.35
General & Administrative ($/Mcfe)                               1.00             0.78            0.89             0.65
Cash Interest ($/Mcfe)                                          2.51             0.63            1.32             0.59
Total Interest ($/Mcfe)                                         3.26             2.65            3.09             2.65
D/D/A ($/Mcfe)                                                  1.33             1.23            1.25             1.24
-----------------------------------------------------------------------------------------------------------------------

     (a) See reconciliation of non-GAAP financial measures below

     Note: The above  quarterly and yearly results exclude impact from Grey Wolf
           Exploration Inc.


                               BALANCE SHEET DATA

       (In thousands)                                   December 31, 2004            December 31, 2003
                                                     -------------------------    ------------------------

       Cash                                                            $1,284                          $-
       Working Capital (Deficit) (b)                                   (3,857)                     (2,023)
       Plant/Property/Equipment, Net                                   78,077                      76,021
       Total Assets                                                   152,685                     126,437

       Long-Term Debt                                                 126,425                     184,649
       Shareholders Equity (Deficit)                                  (53,464)                    (72,203)
       Common Shares Outstanding (Millions)                              36.5                        35.9

     (b) Continuing operations only


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




                      CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands except per share data)                                         Year Ended December 31
                                                            ----------------------------------------------------------
                                                                  2002                2003                2004
                                                            ------------------  ------------------ -------------------

Revenues:
   Oil and gas production revenues ....................               $20,835             $29,710             $33,073
   Rig revenues .......................................                   635                 663                 771
   Other  .............................................                    71                   7                  10
                                                            ------------------  ------------------ -------------------
                                                                       21,541              30,380              33,854
Operating costs and expenses:
   Lease operating and production taxes ...............                 7,639               8,342               8,567
   Depreciation, depletion, and amortization ..........                 9,194               7,608               7,213
   Proved property impairment .........................                28,178                   -                   -
   Rig operations .....................................                   567                 609                 671
   General and administrative .........................                 4,045               3,995               5,126
   Stock-based compensation............................                     -               1,106               1,305
                                                            ------------------  ------------------ -------------------
                                                                       49,623              21,660              22,882
                                                            ------------------  ------------------ -------------------
Operating income (loss)................................              (28,082)               8,720              10,972

Other (income) expense:
   Interest income ....................................                  (92)                (30)                (10)
   Amortization of deferred financing fees ............                 1,325               1,630               1,848
   Interest expense ...................................                24,689              16,323              17,867
   Financing costs.....................................                   967               4,406               1,657
   Gain on debt redemption ............................                     -                   -            (12,561)
   Other ..............................................                   201                 100                 387
                                                            ------------------  ------------------ -------------------
                                                                       27,090              22,429               9,188
                                                            ------------------  ------------------ -------------------
Income (loss) from continuing operations before
   cumulative effect of accounting change..............              (55,172)            (13,709)               1,784

Cumulative effect of accounting change ................                     -                 395                   -
                                                            ------------------  ------------------ -------------------
Net income (loss) from continuing operations before
   income tax .........................................              (55,172)            (14,104)               1,784
Deferred income tax benefit............................                     -                   -             (6,060)
                                                            ------------------  ------------------ -------------------
Net income (loss) from continuing operations ..........              (55,172)            (14,104)               7,844
Net income (loss) from discontinued operations.........              (63,355)              70,024               3,323
                                                            ------------------  ------------------ -------------------
Net income (loss)...................................               $(118,527)             $55,920             $11,167
                                                            ==================  ================== ===================


Basic earnings (loss) per common share:
   Net earnings (loss) from continuing operations...                  $(1.84)             $(0.39)               $0.22
    Discontinued operations (loss)..................                   (2.11)                1.98                0.09
   Cumulative effect of accounting change...........                        -              (0.01)                   -
                                                            ------------------  ------------------ -------------------
Net income (loss) per common share - basic .........                  $(3.95)               $1.58               $0.31
                                                            ==================  ================== ===================

Diluted earnings (loss) per common share:
   Net earnings (loss) from continuing operations...                  $(1.84)             $(0.38)               $0.20
    Discontinued operations (loss)..................                   (2.11)               1.94                0.09
   Cumulative effect of accounting change...........                        -              (0.01)                  -
                                                            ------------------  ------------------ -------------------
Net income (loss) per common share  - diluted.......                  $(3.95)               $1.55               $0.29
                                                            ==================  ================== ===================

                  RECONCILIATION OF NON-GAAP FINANCIAL MEASURES


To fully assess Abraxas' operating results, management believes that, although not prescribed under generally accepted accounting principles ("GAAP"), discretionary cash flow and EBITDA are appropriate measures of Abraxas' ability to satisfy capital expenditure obligations and working capital requirements. Cash flow and EBITDA are non-GAAP financial measures as defined under SEC rules. Abraxas' cash flow and EBITDA should not be considered in isolation or as a substitute for other financial measurements prepared in accordance with GAAP or as a measure of the Company's profitability or liquidity. As cash flow and EBITDA exclude some, but not all, items that affect net income and may vary among companies, the cash flow and EBITDA presented below may not be comparable to similarly titled measures of other companies. Management believes that operating income (loss) calculated in accordance with GAAP is the most directly comparable measure most similar to cash flow and EBITDA.


Cash flow is defined as operating income (loss) plus depletion, depreciation and amortization expenses, non-cash expenses, cash gains (losses) on the settlement of non-hedge derivatives and cash portion of other income (expense) and cash interest. The following table provides a reconciliation of cash flow to operating income (loss) for the periods presented.

(In thousands)                                       Three Months Ended                  Twelve Months Ended
                                                        December 31,                         December 31,
                                              ----------------------------------    -------------------------------
                                                  2004               2003               2004             2003
                                              --------------    ---------------     -------------    --------------

Operating income (loss)                              $3,712              $1,263          $10,972            $8,720
Depletion, depreciation and amortization              1,811               1,940            7,213             7,608
Non-cash stock based compensation expense
                                                        184                 640            1,305             1,106
Financing costs                                        (16)               (224)          (1,657)           (4,406)
Cash portion of other expense                         (126)               (102)            (126)             (100)
Cash interest                                       (3,417)             (1,004)          (7,608)           (3,637)
-------------------------------------------------------------------------------------------------------------------
Cash Flow                                            $2,148              $2,513          $10,099            $9,291
-------------------------------------------------------------------------------------------------------------------


EBITDA is defined as net income (loss) plus interest expense, depletion, depreciation and amortization expenses, deferred income taxes and other non-cash items. The following table provides a reconciliation of EBITDA to operating income (loss) for the periods presented - see consolidated statements of operations for a reconciliation of net income (loss) to operating income (loss).


(In thousands)                                       Three Months Ended                  Twelve Months Ended
                                                        December 31,                         December 31,
                                              ----------------------------------    -------------------------------
                                                  2004               2003               2004             2003
                                              --------------    ----------------    -------------     -------------

Operating income (loss)                              $3,712              $1,263          $10,972            $8,720
Depletion, depreciation and amortization              1,811               1,940            7,213             7,608
Non-cash stock based compensation expense
                                                        184                 640            1,305             1,106
-------------------------------------------------------------------------------------------------------------------
EBITDA                                               $5,707              $3,843          $19,490           $17,434
--------------------------------------------------------------------------------------------------------------------

     Note:The above cash flow and EBITDA reconciliations exclude impact from Grey Wolf Exploration Inc.